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GMO Trust Prospectus Supplement - Filing pursuant to Rule 497(e)
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January 29, 1998


Dear GMO Trust Shareholder:

On page 48 of the GMO Trust Prospectus dated January 9, 1998, under the heading "Fixed Income Funds," please insert the following language before the last sentence of the first paragraph:

Each of the Domestic Bond, U.S. Bond/Global Alpha A, U.S. Bond/Global Alpha B, International Bond, Currency Hedged International Bond, Global Bond, Emerging Country Debt and Inflation Indexed Bond Funds may invest up to 10% of its total assets in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit.